FIRST AMENDMENT TO
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
(NorthStar Entities)

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of June 22, 2007 (this “Amendment No. 1”), is entered into by and among NRFC WA HOLDINGS, LLC, as a seller (together with its successors and permitted assigns, “NRFC”), NRFC WA HOLDINGS II, LLC, as a seller (together with its successors and permitted assigns, “NRFC II”), NRFC WA HOLDINGS VII, LLC, as a seller (together with its successors and permitted assigns, “NRFC VII”), NRFC WA HOLDINGS X, LLC, as a seller (together with its successors and permitted assigns, “NRFC X”), NRFC WA HOLDINGS XI, LLC, as a seller (together with its successors and permitted assigns, “NRFC XI”), NRFC WA HOLDINGS XII, LLC, as a seller (together with its successors and permitted assigns, “NRFC XII”, and, together with NRFC, NRFC II, NRFC VII, NRFC X and NRFC XI, the “Seller”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”), NORTHSTAR REALTY FINANCE CORP., as a guarantor (together with its successors and assigns, “NorthStar”), and NORTHSTAR REALTY FINANCE L.P., a Delaware limited partnership, as a guarantor (together with its successors and permitted assigns, the “Operating Partnership”, and, together with NorthStar, the “Guarantor”), and consented to by WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and permitted assigns, the “Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Seller, the Guarantor and the Purchaser are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 5, 2007 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including this Amendment No. 1, the “Repurchase Agreement”);

WHEREAS, the Seller and the Guarantor desire to make certain modifications to the Repurchase Documents;

WHEREAS, the Purchaser is willing to modify the Repurchase Documents as requested by the Seller and the Guarantor on the terms and conditions specified herein; and

WHEREAS, the Custodian is a party to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 1 and desires to evidence its agreement to the amendments and modifications set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendment to Repurchase Agreement.

(a)The definition of “Eurodollar Rate” contained in Subsection1.1 (b) of the Repurchase Agreement is hereby amended and restated as follows:

““Eurodollar Rate”: With respect to each Eurodollar Period during which a Transaction is outstanding, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate appearing at Reuters Screen LIBORO1 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at or about 9:00 a.m., Charlotte, North Carolina time, two (2) Business Days prior to the beginning of such Eurodollar Period (and if such date is not a Business Day, the Eurodollar Rate in effect on the Business Day immediately preceding such date) for a term comparable to such Eurodollar Period, or, if no such rate appears on Reuters Screen LIBORO1 Page (or any successor page) at such time and day, then the Eurodollar Rate shall be determined by Wachovia at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their successors and assignees) at which thirty (30) day deposits in United States Dollars are being, have been, or would be offered or quoted by Wachovia to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. on such day. The Purchaser’s determination of Eurodollar Rate shall be conclusive upon the parties absent manifest error on the part of the Purchaser.”

(b)Clause (vi) of Subsection 5.1(v) to the Repurchase Agreement is hereby amended and restated as follows:

“(i) Fixed Charge Coverage. For each Test Period, NorthStar shall maintain a minimum Fixed Charge Coverage Ratio of 1.25x.”

Section 2. [Reserved].

Section 3. Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to any Repurchase Document shall be deemed to mean each Repurchase Document as modified by this Amendment No. 1. This Amendment No. 1 shall not constitute a novation of the Repurchase Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 1, as though such terms and conditions were set forth herein.

Section 4. Representations.

Each of the Seller and the Guarantor represent and warrant, as of the date of this Amendment No. 1, as follows:

(a)it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b) the execution, delivery and performance by it of this Amendment No. 1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1;

(d) this Amendment No. 1 has been duly executed and delivered by it;

(e) this Amendment No. 1, as well as each of the Repurchase Documents as modified by this Amendment No. 1, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1; and

(g) each of the Repurchase Documents is in full force and effect and neither the Seller nor the Guarantor has any defense, offset, counterclaim, abatement, right of rescission or other claims, legal or equitable, available to the Seller, the Guarantor or any other Person with respect to this Amendment No. 1, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller and the Guarantor to repay the Obligations and other amounts due under the Repurchase Documents.

Section 5. Conditions Precedent.

The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Purchaser of this Amendment No. 1 duly executed by each of the parties hereto; (ii) the payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Purchaser, in the amount to be set forth on a separate invoice; and (iii) such other documents, agreements or certifications as the Purchaser may reasonably require.

Section 6. Miscellaneous.

(a) This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d) The interpretive provisions of Section 1.2 of the Repurchase Agreement are incorporated herein mutatis mutandis.

(e) This Amendment No. 1 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:	NRFC WA HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE SELLERS (cont.):	NRFC WA HOLDINGS II, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings II, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE SELLERS (cont.):	NRFC WA HOLDINGS VII, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings VII, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE SELLERS (cont.):	NRFC WA HOLDINGS X, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings X, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE SELLERS (cont.):	NRFC WA HOLDINGS XI, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings XI, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE SELLERS (cont.):	NRFC WA HOLDINGS XII, LLC, a Delaware limited liability company

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NRFC WA Holdings XII, LLC
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE PURCHASER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ H. Lee Goins III
Name: H. Lee Goins III Title: Vice President

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0166
301 South College Street
Charlotte, North Carolina 28288
Attention:	Lee Goins
Facsimile No.:	(704) 715-0066
Confirmation No.:	(704) 715-7655

[Signatures Continued on the Following Page]

THE GUARANTORS:	NORTHSTAR REALTY FINANCE CORP., a Maryland corporation

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE GUARANTORS (cont.):	NORTHSTAR REALTY FINANCE L.P., a Delaware limited partnership,

	By:	NorthStar Realty Finance Corp., a Maryland corporation, its general partner

	By:	/s/ Albert Tylis
Name: Albert Tylis Title: Executive Vice President, General Counsel and Assistant Secretary

NorthStar Realty Finance L.P.
c/o NorthStar Realty Finance Corp.
399 Park Avenue, 18th floor
New York, New York 10022
Attention:	Andy Richardson
Al Tylis, Esq.
Daniel R. Gilbert
Facsimile No.:	(212) 547-2700
Confirmation No.:	(212) 547-2650
(212) 547-2641
(212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP
75 East 55th Street
New York, New York	10022
Attention:	Robert J. Grados, Esq.
Facsimile No.:	(212) 230-7830
Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

Acknowledged and Agreed to:

THE CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Christina Hatfield
Name: Christina Hatfield Title: Assistant Vice President

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota	55414
Attention:	Tina Hatfield,
Assistant Vice President
Facsimile: No:	(612) 466-5416
Confirmation No:	(612) 466-5252